Going Concern and Liquidity	12 Months Ended
Dec. 31, 2014
Going Concern and Liquidity [Abstract]
GOING CONCERN AND LIQUIDITY

NOTE 2 - GOING CONCERN AND LIQUIDITY

At December 31, 2014, the negative working capital of the Company was $520,738. Further, the Company incurred net losses of $5,160,960 and $2,640,590 for the years ended December 31, 2014 and December 31, 2013 respectively. These factors raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts or classification of liabilities that might be necessary in the event the Company cannot continue in existence. The continued existence of the Company is dependent upon its ability to execute its business plan and attain profitable operations or obtain additional financing.